UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2007 (December 19, 2007)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors of Principal Subsidiary

On December 19, 2007, the Board of Directors of National Penn Bank (the “Bank”), the principal subsidiary of National Penn Bancshares, Inc. (“National Penn”), expanded the size of the Bank's Board by two and elected D. Michael Taylor and Zissimos A. Frangopoulos as additional directors of the Bank.  Mr. Taylor’s election was effective immediately.  Mr. Frangopoulos’ election was contingent with, and will be effective upon, the closing of National Penn’s acquisition of Christiana Bank & Trust Company, scheduled to be completed on January 4, 2008.

Item 5.03. Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

On December 19, 2007, the Board of Directors of National Penn Bank approved Amended and Restated Bylaws for National Penn Bank, effective immediately. There were no material changes in the Bylaws.

The foregoing description of the Amended and Restated Bylaws of National Penn Bank does not purport to be complete and is qualified in its entirety by the text of the Amended and Restated Bylaws themselves, which are filed in this Report as Exhibit 3.1 and incorporated herein by reference. Added language is shown in italics and underscored.

Section 8 – Other Events

Item 8.01 – Other Events

Non-Employee Directors Compensation - 2008

On December 19, 2007, the Board of Directors of National Penn Bancshares, Inc., based upon the recommendation of its Compensation Committee, approved, effective January 1, 2008, cash directors’ fees for non-employee directors of National Penn and its subsidiaries. A schedule of these fees is included in this Report as Exhibit 10.1 and is incorporated herein by reference.

Under National Penn’s Directors’ Fee Plan, which was re-approved by shareholders in 2006, an individual may, in lieu of cash payment of directors’ fees, elect to receive such fees currently in National Penn common stock or on a deferred basis in either National Penn common stock or cash with interest.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.
10.1	Non-Employee Directors – Cash Directors’ Fees – 2008.
10.2	Amended Bylaws of National Penn Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	December 21, 2007	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description
10.1	Non-Employee Directors – Cash Directors’ Fees – 2008.
10.2	Amended Bylaws of National Penn Bank.